MORGAN STANLEY DEAN WITTER
SHORT-TERM U.S. TREASURY TRUST                           Two World Trade Center,
LETTER TO THE SHAREHOLDERS May 31, 1999                 New York, New York 10048

DEAR SHAREHOLDER:

During the twelve-month period ended May 31, 1999, the U.S. economy continued to display signs of robust expansion as employment grew, income climbed and consumers remained confident. In October and November 1998 the Federal Reserve Board reduced the federal-funds rate in three steps from 5.50 percent to 4.75 percent, which provided some stability to a global marketplace rocked by one financial crisis after another. Until recently, the lingering effects of last year's economic turmoil in Asia and Russia and signs of distress in Latin American economies had held inflation in check. However, strong economic growth domestically during the period under review caused a rise in inflation.

Interest rates on short-term U.S. Treasury securities were highly volatile during the period under review, with yields on two-year Treasury notes ranging from 3.82 percent to 5.59 percent. On May 31, 1999, the two-year Treasury note was yielding 5.42 percent, compared to 5.52 percent twelve months earlier.

PERFORMANCE

For the twelve-month period ended May 31, 1999, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust produced a total return of 4.50 percent versus
4.51 percent for the Lipper Short U.S. Treasury Fund Average and 5.28 percent for the Lehman Brothers 1-3 Year Government Bond Index. The volatile interest-rate environment negatively affected the Fund's performance. The accompanying chart illustrates the performance of the Fund compared to the Lipper and Lehman indexes.

PORTFOLIO STRATEGY

In response to the overwhelming strength of the U.S. economy and the calming of the global markets, the Fund's average maturity was decreased to approximately
2.3 years as of May 31, 1999. As 1999 progresses, however, the average maturity of the portfolio may be increased to enhance the portfolio's income and its potential for total return, should market conditions warrant such a change.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
LETTER TO THE SHAREHOLDERS May 31, 1999, continued

           MORGAN STANLEY DEAN WITTER SHORT TERM U.S. TREASURY TRUST

                         FUND PREFORMANCE MAY 31, 1999

                               GROWTH OF $10,000

            DATE              TOTAL       LEHMAN       LIPPER
      ------------------------------------------------------------
        August 13, 1991      $10,000      $10,000      $10,000
      ------------------------------------------------------------
         May 31, 1992        $10,655      $10,685      $10,698
      ------------------------------------------------------------
         May 31, 1993        $11,373      $11,414      $11,499
      ------------------------------------------------------------
         May 31, 1994        $11,401      $11,645      $11,690
      ------------------------------------------------------------
         May 31, 1995        $12,110      $12,498      $12,519
      ------------------------------------------------------------
         May 31, 1996        $12,606      $13,157      $13,100
      ------------------------------------------------------------
         May 31, 1997        $13,315      $14,027      $13,871
      ------------------------------------------------------------
         May 31, 1998        $14,205      $15,004      $14,805
      ------------------------------------------------------------
         May 31, 1999        $14,844 (2)  $15,802      $15,473
      ------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

            1 YEAR       5 YEAR       10 YEAR      SINCE INCEPTION
            ------       ------       -------      ---------------
                                                      (8/13/91)
      ------------------------------------------------------------
             4.5 (1)      5.42 (1)                     5.20 (1)
      ------------------------------------------------------------

                     -- Fund   -- Lehman(3)   -- Lipper(4)


Past performance is not predictive of future returns.

-------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming a complete redemption on May 31, 1999

(3) The Lehman Brothers 1-3 Year Government Bond Index is a sub-index of the Lehman Brothers Government Bond Index and is composed of Agency and Treasury securities with maturities of one to three years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Short U.S. Treasury Fund Average tracks the performance of all funds which invest at least 65% of their assets in U.S. Treasury bills, notes, and bonds with dollar-weighted average maturities of less then three years.

The Fund maintains a diversified investment strategy across the maturity spectrum, often out to a maximum of five years. The Fund continues to offer investors income free from state and local taxes in all 50 states and the District of Columbia.

LOOKING AHEAD

In the months ahead, we believe that U.S. economic growth is likely to slow as inflation remains within a reasonable band. Should our economy continue to show signs of inordinately strong growth and begin to register high levels of inflation, the Federal Reserve Board will need to reassess its current stance on monetary policy. Accordingly, adjustments to the Fund's maturity and portfolio composition may be made as conditions warrant and attractive opportunities become available. However, we believe that the deflationary trend evident in the Asian and emerging-market economies is likely to help keep inflation in check in the United States well into 2000, despite the sharp rise in oil prices thus far in 1999.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's investment manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
    CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
    Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
PORTFOLIO OF INVESTMENTS May 31, 1999

 PRINCIPAL                           DESCRIPTION
 AMOUNT IN                               AND                               COUPON
 THOUSANDS                          MATURITY DATE                           RATE           VALUE
-----------   --------------------------------------------------------- ------------ ----------------
              U.S. GOVERNMENT OBLIGATIONS (105.4 %)
              U.S. Treasury Notes (85.6 %)
  $ 1,500     02/28/01 ................................................    5.00 %     $   1,490,460
   11,500     04/30/01 ................................................    5.00          11,415,935
   14,100     08/15/03 ................................................    5.25          13,882,719
   22,000     05/15/04 ................................................    5.25          21,587,160
   16,000     06/30/03 ................................................    5.375         15,837,280
   21,700     01/31/03 ................................................    5.50          21,594,972
    3,300     11/15/00 ................................................    5.75           3,318,183
    5,600     10/31/02 ................................................    5.75           5,622,232
    4,800     11/30/02 ................................................    5.75           4,816,128
    4,400     06/30/99 ................................................    6.00           4,404,972
   14,700     07/31/02 ................................................    6.00          14,868,609
   26,930     09/30/00 ................................................    6.125         27,204,955
   17,100     12/31/01 ................................................    6.125         17,342,649
   13,500     04/30/01 ................................................    6.25          13,701,690
   18,000     10/31/01 ................................................    6.25          18,301,500
    3,500     02/28/02 ................................................    6.25           3,560,305
    2,200     06/30/02 ................................................    6.25           2,239,974
    1,600     01/15/00 ................................................    6.375          1,613,168
    8,000     04/30/00 ................................................    6.75           8,112,320
   20,000     02/29/00 ................................................    7.125         20,306,000
   36,000     11/30/99 ................................................    7.75          36,496,440
                                                                                      -------------
                                                                                        267,717,651
                                                                                      -------------
              U.S. Treasury Strips (19.8 %)
   39,100     08/15/00 ................................................    0.00          36,723,502
   29,900     05/15/02 ................................................    0.00          25,391,678
                                                                                      -------------
                                                                                         62,115,180
                                                                                      -------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Identified Cost $331,012,469) (a).......................  105.4  %       329,832,831
              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS ..........   (5.4)         (16,774,004)
                                                                                      -------------
              NET ASSETS ..............................................  100.0  %     $ 313,058,827
                                                                                      =============

---------------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,047,907 and the aggregate gross unrealized depreciation is $3,227,545, resulting in net unrealized depreciation of $1,179,638.

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

ASSETS:
Investments in securities, at value
   (identified cost $331,012,469) ............   $329,832,831
Cash .........................................        475,061
Receivable for:
  Interest ...................................      4,531,981
  Shares of beneficial interest sold .........          1,309
Prepaid expenses and other assets ............         25,811
                                                 -------------
     TOTAL ASSETS ............................    334,866,993
                                                 -------------
LIABILITIES:
Payable for:
     Shares of beneficial interest
        repurchased ..........................     21,425,946
  Plan of distribution fee ...................         95,672
  Investment management fee ..................         95,672
  Dividends to shareholders ..................         83,438
Accrued expenses and other payables ..........        107,438
                                                 -------------
     TOTAL LIABILITIES .......................     21,808,166
                                                 -------------
     NET ASSETS ..............................   $313,058,827
                                                 =============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..............................   $332,712,240
Net unrealized depreciation ..................     (1,179,638)
Accumulated undistributed net investment
   income ....................................        138,942
Accumulated net realized loss ................    (18,612,717)
                                                 -------------
     NET ASSETS ..............................   $313,058,827
                                                 =============
NET ASSET VALUE PER SHARE,
   31,613,177 shares outstanding
   (unlimited shares authorized of $.01
   par value) ................................           $9.90
                                                         =====

STATEMENT OF OPERATIONS
For the year ended May 31, 1999

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $17,781,073
                                                  -----------
EXPENSES
Investment management fee .....................     1,081,244
Plan of distribution fee ......................     1,060,017
Transfer agent fees and expenses ..............       112,121
Professional fees .............................        63,566
Registration fees .............................        63,276
Shareholder reports and notices ...............        46,759
Trustees' fees and expenses ...................        21,093
Custodian fees ................................        14,153
Other .........................................        19,803
                                                  -----------
     TOTAL EXPENSES ...........................     2,482,032
                                                  -----------
     NET INVESTMENT INCOME ....................    15,299,041
                                                  -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .............................      (147,939)
Net change in unrealized appreciation .........    (3,693,983)
                                                  -----------
     NET LOSS .................................    (3,841,922)
                                                  -----------
NET INCREASE ..................................   $11,457,119
                                                  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR     FOR THE YEAR
                                                             ENDED           ENDED
                                                         MAY 31, 1999     MAY 31, 1998
                                                       ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income ................................  $  15,299,041    $  12,745,247
Net realized loss ....................................       (147,939)        (250,683)
Net change in unrealized appreciation ................     (3,693,983)       3,306,205
                                                        -------------    -------------
   NET INCREASE ......................................     11,457,119       15,800,769

Dividends from net investment income .................    (15,365,360)     (12,934,573)
Net increase from transactions in shares of beneficial
  interest ...........................................     75,942,528        7,891,155
                                                        -------------    -------------
   NET INCREASE ......................................     72,034,287       10,757,351

NET ASSETS:
Beginning of period ..................................    241,024,540      230,267,189
                                                        -------------    -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $138,942 and $205,261, respectively) ..............  $ 313,058,827    $ 241,024,540
                                                        =============    =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is current income, preservation of principal and liquidity. The Fund seeks to achieve its objective by investing its assets in U.S. Treasury securities backed by the full faith and credit of the U.S. Government. The Fund was organized as a Massachusetts business trust on June 4, 1991 and commenced operations on August 13, 1991.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1999, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.35% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the distribution of shares of the Fund.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, other employees and selected broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1999, continued

sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.35% of the Fund's average daily net assets during the month. For the year ended May 31, 1999, the distribution fee was accrued at the annual rate of 0.34%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended May 31, 1999 aggregated $533,813,143 and $457,536,267, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended May 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,942. At May 31, 1999, the Fund had an accrued pension liability of $43,162 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                FOR THE YEAR                         FOR THE YEAR
                                                                    ENDED                               ENDED
                                                                MAY 31, 1999                         MAY 31, 1998
                                                     ----------------------------------- ------------------------------------
                                                          SHARES            AMOUNT            SHARES             AMOUNT
                                                     ---------------- ------------------ ---------------- -------------------
Shares sold ........................................    104,838,196     $1,054,466,860       28,646,260     $  285,059,941
Shares issued in reinvestment of dividends .........      1,157,486         11,633,092        1,058,231         10,524,484
                                                        -----------     --------------       ----------     --------------
                                                        105,995,682      1,066,099,952       29,704,491        295,584,425
Shares repurchased .................................    (98,574,910)      (990,157,424)     (28,891,924)      (287,693,270)
                                                        -----------     --------------      -----------     --------------
Net increase .......................................      7,420,772     $   75,942,528          812,567     $    7,891,155
                                                        ===========     ==============      ===========     ==============

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1999, continued

6. FEDERAL INCOME TAX STATUS

At May 31, 1999, the Fund had a net capital loss carryover of approximately $18,379,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                        AMOUNT IN THOUSANDS
         ----------------------------------------------
          2003        2004       2005     2006     2007
         -------     ------      ----     ----     ----
         $11,507     $6,271      $333     $246      $22
         =======     ======      ====     ====      ===

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $234,000 during fiscal 1999.

As of May 31, 1999, the Fund had temporary book\tax differences primarily attributable to post-October losses.


7. RISK RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in zero coupon U.S. Treasury securities. Zero coupon securities are subject to substantially greater market fluctuations during periods of changing prevailing interest rates than are comparable debt securities.

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                              FOR THE YEAR ENDED MAY 31,
                                                    -------------------------------------------------------------------------------
                                                          1999            1998            1997            1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............        $9.96           $9.85           $9.84           $9.98           $9.88
                                                           -----           -----           -----           -----           -----
Income (loss) from investment operations:
 Net investment income ............................         0.50            0.53            0.54            0.54            0.49
 Net realized and unrealized gain (loss) ..........        (0.06)           0.11              --           (0.14)           0.10
                                                           -----           -----           -----           -----           -----
Total income from investment operations ...........         0.44            0.64            0.54            0.40            0.59
                                                           -----           -----           -----           -----           -----
Less dividends from net investment income .........        (0.50)          (0.53)          (0.53)          (0.54)          (0.49)
                                                           -----           -----           -----           -----           -----
Net asset value, end of period ....................        $9.90           $9.96           $9.85           $9.84           $9.98
                                                           =====           =====           =====           =====           =====
TOTAL RETURN+ .....................................         4.50%           6.68%           5.63%           4.09%           6.22%

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         0.80%           0.82%           0.83%           0.84%           0.84%
Net investment income .............................         4.95%           5.30%           5.42%           5.33%           4.93%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........     $313,059        $241,025        $230,267        $258,637        $273,184
Portfolio turnover rate ...........................          164%             95%            149%             63%             30%


-------------
  + Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SHORT-TERM U.S. TREASURY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust (the "Fund") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
June 22, 1999

TRUSTEES

Michael Bozic                                         MORGAN STANLEY
Charles A. Fiumefreddo                                DEAN WITTER
Edwin J. Garn                                         SHORT-TERM
Wayne E. Hedien                                       U.S. TREASURY
Dr. Manuel H. Johnson                                 TRUST
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanely Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


ANNUAL REPORT
May 31, 1999